UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2021

Xcel Energy Inc.

(Exact name of registrant as specified in its charter)

Minnesota	001-3034	41-0448030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

414 Nicollet Mall, Minneapolis, Minnesota	55401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (612) 330-5500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2.50 par value per share	XEL	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On February 18, 2021, Xcel Energy Inc. (“Xcel Energy”) entered into a $1.2 billion 364-Day Term Loan Agreement (the “Term Loan Facility”) with U.S. Bank National Association, as administrative agent, and the several lenders party thereto (the “Lenders”), and Xcel Energy borrowed $1.2 billion under the Term Loan Facility to finance general corporate operations.

The Term Loan Facility is unsecured and has a term of 364-days, ending on February 17, 2022, and can be extended for one additional 364-day period to February 16, 2023 at Xcel Energy’s request and the Lenders’ sole discretion.

Loans under the Term Loan Facility shall bear interest at a rate equal to either (i) the Eurodollar rate, plus a margin equal to 60.0 basis points or (ii) an alternate base rate. The Term Loan Facility has one financial covenant requiring that Xcel Energy’s consolidated funded debt to total capitalization ratio be less than or equal to 65 percent. The Term Loan Facility also contains standard covenants with regards to mergers and consolidations and asset sales, and is subject to acceleration upon various events of default including, failure to observe certain stated covenants under the Term Loan Facility and certain bankruptcy related events.

The foregoing summary of the Term Loan Facility does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Term Loan Facility, a copy of which is attached as Exhibit 10.01 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit	Description

10.01	364-Day Term Loan Agreement dated as of February 18, 2021 among Xcel Energy Inc., as Borrower, the several lenders from time to time parties thereto, and U.S. Bank National Association, as Administrative Agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XCEL ENERGY INC.
(a Minnesota corporation)

By:	/s/ Sarah W. Soong
Name: Sarah W. Soong
Title: Vice President and Treasurer

Date: February 18, 2021